                                                                Exhibit (h)(iii)

                                                                       Exhibit A
                                                                       ---------

                      Schedule to Administration Agreement
                             as of December 22, 2003

                                                 Fee Rate:
                                                 --------
                           Institutional and
                        Administrative Classes              Classes A, B & C
                        ----------------------              ----------------

-------------------------------------------------------------------------------------------------------------
                                           Core                               Core
Fund                                       Expenses*      Other      Total    Expenses*    Other     Total**
----                                       --------       -----      -----    --------     -----     -----
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                             0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Emerging Companies                  0.10          0.15      0.25        n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                         0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Growth                              0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Target                              0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Opportunity                         0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Innovation                          0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Value                               0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                     0.10          0.15      0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Focused Growth                      0.10          0.15      0.25        n/a         n/a      n/a
(formerly CCM Mega-Cap)****
-------------------------------------------------------------------------------------------------------------
PIMCO PPA Tax-Efficient Structured            0.15          0.35      0.50        n/a         n/a      n/a
  Emerging Markets
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ Dividend Value (formerly            0.10          0.15      0.25       0.10        0.40     0.50
NFJ Equity Income)
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ Large-Cap Value (formerly           0.10          0.15      0.25       0.10        0.40     0.50
NFJ Basic Value)
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                     0.10          0.15      0.25       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO Asset Allocation (prior to              0.05          0.05      0.10       0.10        0.30     0.40
conversion)
-------------------------------------------------------------------------------------------------------------
PIMCO Asset Allocation (effective             0.10          0.20      0.30       0.10        0.40     0.50
pursuant to conversion into
"Multi-Discipline Portfolio")
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth                    0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth                  0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap                             0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology                        n/a           n/a       n/a       0.10        0.35     0.45
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap                    0.15          0.25      0.40       0.15        0.45     0.60
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology                   0.15          0.25      0.40       0.15        0.40     0.55
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare                    n/a           n/a       n/a       0.15        0.40     0.55
-------------------------------------------------------------------------------------------------------------
PIMCO RCM International Growth                0.15          0.35      0.50       0.15        0.55     0.70
  Equity
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Europe****                          0.15          0.35      0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Equity                       0.15          0.25      0.40       0.15        0.45     0.60
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Global                             0.15          0.25      0.40       0.15        0.45     0.60
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Growth                             0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO NACM International                      0.15          0.35      0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Value                     0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim                        0.15          0.35      0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           Core                               Core
Fund                                       Expenses*      Other      Total    Expenses*    Other     Total**
----                                       --------       -----      -----    --------     -----     -----
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Value                              0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO Large-Cap Value***                      0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO International Value***                  0.15          0.35      0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO Balanced Value***                       0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO Core Equity****                         0.10          0.20      0.30        n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Small-Cap Value****                     0.10          0.20      0.30        n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Disciplined Value****                   0.10          0.20      0.30        n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Mid-Cap Value****                       0.10          0.20      0.30        n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ International Value                 0.15          0.25      0.40        n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Multi-Discipline Portfolio******        0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------

------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
** The Total fee rate for Class A, B and C shares shall be reduced by 0.05% per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO CCM Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.
***    These Funds only offer Institutional Class and Class A shares.
****   These Funds only offer Institutional Class shares.
*****  Currently seeded but not publicly offered.
****** Neither seeded nor publicly offered.

                                 Class D Shares
                                 --------------

-------------------------------------------------------------------------------------------------
                                                    Core
Fund                                                Expenses*         Other           Total
----                                                --------          -----           -----
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PIMCO NFJ Large-Cap Value (formerly NFJ                0.10              0.65            0.75
Basic Value)
-------------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                         0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                                      0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                                  0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO PEA Growth                                       0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO PEA Innovation                                   0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO PEA Value                                        0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO NFJ Dividend Value (formerly NFJ                 0.10              0.65            0.75
Equity Income)
-------------------------------------------------------------------------------------------------
PIMCO PEA Opportunity                                  0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                              0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO PEA Target                                       0.10              0.55            0.65
-------------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                              0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth                             0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth                           0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap                                      0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology                                0.10              0.60            0.70
-------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap                             0.15              0.70            0.85
-------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology                            0.15              0.65            0.80
-------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare                            0.15              0.65            0.80
-------------------------------------------------------------------------------------------------
PIMCO RCM International Growth Equity                  0.15              0.80            0.95
-------------------------------------------------------------------------------------------------
PIMCO RCM Europe                                       0.15              0.80            0.95
-------------------------------------------------------------------------------------------------
PIMCO NACM Global                                      0.15              0.70            0.85
-------------------------------------------------------------------------------------------------
PIMCO NACM Growth                                      0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO NACM International                               0.15              0.80            0.95
-------------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Value                              0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim                                 0.15              0.80            0.95
-------------------------------------------------------------------------------------------------
PIMCO NACM Value                                       0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO Multi-Discipline Portfolio**                     0.10              0.65            0.75
-------------------------------------------------------------------------------------------------
PIMCO Asset Allocation (post-conversion into           0.10              0.65            0.75
"Multi-Discipline Portfolio")
-------------------------------------------------------------------------------------------------

-----------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
**   Neither seeded nor publicly offered.

                                 Class R Shares
                                 --------------

-------------------------------------------------------------------------------------------------
                                                    Core
Fund                                                Expenses*         Other           Total
----                                                --------          -----           -----
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                         0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                                      0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO NACM Global Fund                                 0.15              0.45            0.60
-------------------------------------------------------------------------------------------------
PIMCO NACM International Fund                          0.15              0.55            0.70
-------------------------------------------------------------------------------------------------
PIMCO NFJ Dividend Value (formerly NFJ                 0.10              0.40            0.50
Equity Income)
-------------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                              0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                              0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO PEA Growth                                       0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                                  0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO PEA Value                                        0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth                             0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap                                      0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO Multi-Discipline Portfolio**                     0.10              0.40            0.50
-------------------------------------------------------------------------------------------------
PIMCO Asset Allocation (post-conversion into           0.10              0.40            0.50
"Multi-Discipline Portfolio")
-------------------------------------------------------------------------------------------------

-----------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
**   Neither seeded nor publicly offered.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Schedule to Administration Agreement to be executed by their officers designated below on this 22nd day of December, 2003.

                                    PIMCO FUNDS: MULTI-MANAGER SERIES


                                    By:________________________________
                                       Name:  Newton B. Schott, Jr.
                                       Title: President



                                    PIMCO ADVISORS FUND MANAGEMENT LLC


                                    By:________________________________
                                       Name:  Stephen J. Treadway
                                       Title: Managing Director and Chief
                                               Executive Officer